                                                                  EXHIBIT-24(e)

                     MODIFIED GUARANTEED ANNUITY CONTRACTS
                           Travelers Target Maturity
                                     TTM II

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:


                 That I, MICHAEL A. CARPENTER of Greenwich, Connecticut, Chairman of the Board, President and Chief Executive Officer of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for a Limited Guarantee for certain Modified Guaranteed Annuity Contracts to be offered by The Travelers Life and Annuity Company and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

                 IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of June, 1996.



                                   /s/Michael A. Carpenter
                                   Chairman of the Board, President
                                   and Chief Executive Officer
                                   The Travelers Insurance Company

                     MODIFIED GUARANTEED ANNUITY CONTRACTS
                           Travelers Target Maturity
                                     TTM II

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:


                 That I, JAY S. BENET of West Hartford, Connecticut, a director of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company and KATHLEEN
A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for a Limited Guarantee for certain Modified Guaranteed Annuity Contracts to be offered by The Travelers Life and Annuity Company and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

                 IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of July, 1996.



                                   /s/Jay S. Benet
                                   Director
                                   The Travelers Insurance Company

                     MODIFIED GUARANTEED ANNUITY CONTRACTS
                           Travelers Target Maturity
                                     TTM II

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:


                 That I, GEORGE C. KOKULIS of Simsbury, Connecticut, a director of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company and KATHLEEN
A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for a Limited Guarantee for certain Modified Guaranteed Annuity Contracts to be offered by The Travelers Life and Annuity Company and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

                 IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of July, 1996.



                                   /s/George C. Kokulis
                                   Director
                                   The Travelers Insurance Company

                     MODIFIED GUARANTEED ANNUITY CONTRACTS
                           Travelers Target Maturity
                                     TTM II

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:


                 That I, KATHERINE M. SULLIVAN of Longmeadow, Massachusetts, Director, Senior Vice President and General Counsel of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for a Limited Guarantee for certain Modified Guaranteed Annuity Contracts to be offered by The Travelers Life and Annuity Company and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

                 IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of June, 1996.



                                   /s/Katherine M. Sullivan
                                   Director, Senior Vice President
                                   and General Counsel
                                   The Travelers Insurance Company

                     MODIFIED GUARANTEED ANNUITY CONTRACTS
                                    "MGA II"

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:


                 That I, IAN R. STUART of East Hampton, Connecticut, Director, Vice President, Chief Financial Officer, Chief Accounting Officer and Controller of The Travelers Insurance Company (hereinafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for a Limited Guarantee for certain Modified Guaranteed Annuity Contracts to be offered by The Travelers Life and Annuity Company and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

                 IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of June, 1996.



                                   /s/Ian R. Stuart
                                   Director, Vice President,
                                   Chief Financial Officer
                                   Chief Accounting Officer and Controller
                                   The Travelers Insurance Company